Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
1107098W5
6832348H4
563469TL9
Issuer
BRITISH COLUMBIA PROV BD
PROVINCE OF ONTARIO CANADA
PROVINCE OF MANITOBA
CANADA
Underwriters
BAC, RBC, CIBC, BANK OF
MONTREAL, CS, DB, HSBC,
NBCF, SCOTIA, TORDOM
BAC, CITI, HSBC, RBC, BMO,
CIBC, NBCF, SCOTIA, TD
BAC, RBC, CIBC, BMO,
CASGRAIN, HSBC, NBCF,
SCOTIA, TD
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
British Columbia Prov Bd
ONT 2.95 02/05/15
MP 2 5/8 07/15/15
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
RBC CAPITAL MARKETS
N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/20/2010
1/29/2010
5/19/2010
Total dollar amount of offering sold to QIBs
1,500,000,000
3,000,000,000
600,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,500,000,000
3,000,000,000
600,000,000
Public offering price
99.95
99.89
99.90
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.18%
0.18%
0.18%
Rating
Aaa/AAA
Aa1/AAAa1/
AA
Current yield
2.85
2.06
1.87
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
32
57
54
DWS Enhanced Commodity Strategy Fund (Open-Ended)
1,928,000
1,926,940
0.13%
3.36%
-7.28%
6/30/2010
$
DWS Enhanced Commodity Strategy Fund, Inc. (Closed-End)
827,000
826,545
0.06%
3.36%
-7.54%
6/30/2010
$
DWS Short Duration Fund
574,000
573,684
0.04%
3.36%
0.40%
6/30/2010
$
DWS Short Duration Plus Fund - Core
8,611,000
8,606,264
0.57%
3.36%
-0.06%
6/30/2010
$
Total
11,940,000
11,933,433
0.80%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.



Security Information
Security Purchased
Comparison Security
Comparison Security
CUSIP
50047JAD0
00254EJE3
282649BW1
Issuer
KOMMUNALBANKEN AS SR
UNSEC
SVENSK EXPORTKREDIT AB
EKSPORTFINANS ASA
Underwriters
DB, JPM, ML, MIZS
BAC, JPM
BAC, CITI, JPM, BCLY, CS, GS,
HSBC, MITSUBISHI UFJ, MS,
NOMURA
Years of continuous operation, including predecessors
> 3 years
> 3 years
> 3 years
Security
Kommunalbanken As Sr Unsec
SEK 3 1/4 09/16/14
EXPT 1 7/8 04/02/13
Is the affiliate a manager or co-manager of offering?
Co-Manager
N/A
N/A
Name of underwriter or dealer from which purchased
BANK OF AMERICA N/A
N/A
Firm commitment underwriting?
Yes
Yes
Yes
Trade date/Date of Offering
4/27/2010
9/9/2009
3/23/2010
Total dollar amount of offering sold to QIBs
1,500,000,000
1,500,000,000
1,000,000,000
Total dollar amount of any concurrent public offering
-
-
-
Total
1,500,000,000
1,500,000,000
1,000,000,000
Public offering price
99.44
99.91
99.71
Price paid if other than public offering price
N/A
N/A
N/A
Underwriting spread or commission
0.13% 0.15% 0.10%
Rating
Aaa/AAA
Aa1/AA+
Aa1e/AA
Current yield
2.75
2.03
1.37
Fund Specific Information
DWS Funds
Total Shares
Amount
$ Amount of
Purchase
% of Offering
Purchased by
Fund
Security
Performance^
Fund
Performance^
Measurement
Date*
$
$
$
$
$
$
$
$
$
$
$
$
Benchmark vs Spread (basis points)
45
87
46
DWS Enhanced Commodity Strategy Fund (Open-Ended)
725,000
720,911
0.05%
4.04%
-6.27%
5/26/2010
$
DWS Enhanced Commodity Strategy Fund, Inc. (Closed-End)
310,000
308,252
0.02%
4.04%
-6.62%
5/26/2010
$
DWS Short Duration Fund
520,000
517,067
0.03%
4.04%
0.30%
6/30/2010
$
DWS Short Duration Plus Fund - Core
7,265,000
7,224,026
0.48%
4.04%
-0.25%
6/30/2010
$
Total
8,820,000
8,770,256
0.58%
^The Security and Fund Performance is calculated based on information provided by State Street Bank.
*If a Fund executed multiple sales of a security, the final sale date is listed. If a Fund still held the security as of the quarter-end, the quarter-end date is listed.